UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 19, 2006

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                        0-12422               35-1562245
  State or Other Jurisdiction       Commission File No.     I.R.S. Employer
  of Incorporation or Organization                         Identification Number


                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

     On April 19, 2006, MainSource Financial Group, Inc. announced by press release its earnings and results of operations for the first quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.        Financial Statements and Exhibits

     (c) Exhibits

         99.1 Press Release of MainSource Financial Group, Inc. dated April 19, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MAINSOURCE FINANCIAL GROUP, INC.

Date:    April 19, 2006              By:  /s/ James L. Saner, Sr.
                                         -------------------------------------
                                         James L. Saner, Sr.
                                         President and Chief Executive Officer